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                MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND

                      Supplement to the Current Prospectus


The second paragraph (pertaining to International Growth Fund) under the section "Management of the Funds - Portfolio Managers" on page 14 of the Prospectus has been deleted and replaced in its entirety by the following: "R. Stewart Edgar, Member of the Board of FCM, is the Fund's portfolio manager. Mr. Edgar has been employed by FCM since 1993, before which he served as a Director of the European Desk at HD International Ltd. He has been the Fund's portfolio manager since the Fund's inception."


                The date of this Supplement is January 1, 1996.